UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 18, 2016

Date of Report (Date of earliest event reported)

STORE Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8501 East Princess Drive, Suite 190 Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 256-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On October 18, 2016, STORE Capital Corporation, a Maryland corporation (the “Company”), completed the issuance of $335,000,000 aggregate principal amount of STORE Master Funding Net-Lease Mortgage Notes, Series 2016-1, Class A-1 (2016) (the “Class A-1 (2016) Notes”), Class A-2 (2017) (the “Class A-2 (2017) Notes” and together with the Class A-1 (2016) Notes, the “Notes”), by STORE Master Funding I, LLC (“SMFI”), STORE Master Funding II, LLC (“SMFII”), STORE Master Funding III, LLC (“SMFIII”), STORE Master Funding IV, LLC (“SMFIV”), STORE Master Funding V, LLC (“SMFV”), STORE Master Funding VI, LLC (“SMFVI”) and STORE Master Funding VII, LLC (“SMFVII”, and together with SMFI, SMFII, SMFIII, SMFIV, SMFV and SMFVI, the “Issuers”).  Each Issuer is a Delaware limited liability company and a wholly-owned, special purpose bankruptcy-remote, indirect subsidiary of the Company.  The Class A-1 (2016) Notes and the Class A-2 (2017) Notes were rated “A+” (sf) by Standard & Poor’s Ratings Services.

The Issuers, the Company and the Initial Purchasers named therein (the “Initial Purchasers”), entered into a note purchase agreement, dated as of October 12, 2016 (the “Purchase Agreement”), pursuant to which the Issuers sold the Notes to the Initial Purchasers.  The Notes were sold to the Initial Purchasers in reliance on certain exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), and representations made by the Initial Purchasers under the Purchase Agreement.  The Initial Purchasers sold the Class A-1 (2016) Notes to qualified institutional buyers in reliance on Rule 144A under the Securities Act.

The Notes

The Class A-1 (2016) Notes were issued in the initial principal amount of $200,000,000 with an anticipated repayment date of ten years (October 2026) and an interest rate of 3.96%.  The Class A-2 (2017) Notes were issued in the initial principal amount of $135,000,000 with an anticipated repayment date of ten-and-a-half years (April 2027) and an initial interest rate of 3.96%.  The Class A-2 (2017) Notes are being retained by an affiliate of the Company but some or all may be sold in the future and, in connection with such future sale, the interest rate may be reset if necessary to facilitate such sale (as described in the Series 2016-1 Indenture Supplement).  The Notes have a legal final payment date in October 2046.

The Notes were issued by the Issuers pursuant to the Fifth Amended and Restated Master Indenture dated as of October 18, 2016 (the “Indenture”), among the Issuers and Citibank, N.A. (the “Indenture Trustee”), and are governed by the Series 2016-1 Indenture Supplement to the Indenture, entered into by the Issuers and the Indenture Trustee, as of October 18, 2016 (the “Indenture Supplement”).  From time to time and subject to certain conditions, the Issuers and/or any special purpose, bankruptcy-remote affiliate of the Issuers (each, a “Co-Issuer”) may issue additional series of notes pursuant to the Indenture and any applicable series supplement thereto.  The Notes and any additional series of notes will be payable solely from and secured by a security interest in the assets of the Issuers, together with the assets of any Co-Issuer.

SMFVII, the Company, Midland Loan Services, a division of PNC Bank, National Association (“Midland”), as Back-Up Manager, and the Indenture Trustee, entered into a Joinder to the Fourth Amended and Restated Property Management and Servicing Agreement, dated as of October 18, 2016 (the “Property Management Agreement”).  Under the Property Management

Agreement, the Company serves as the property manager (the “Property Manager”) and special servicer (the “Special Servicer”) and is responsible for servicing and administering the assets securing the Notes.  Midland acts as the back-up manager under the Property Management Agreement.

The Issuers are subject to certain restrictive covenants under the Property Management Agreement and the Indenture including with respect to the types of business they may conduct and other customary covenants for a bankruptcy-remote special purpose entity.  The Property Management Agreement and the Indenture permit the Issuers to substitute real estate collateral from time to time for assets securing the Notes subject to certain conditions and limitations.  The Property Management Agreement requires the Property Manager to make reimbursable advances of principal and interest in respect of the Notes and reimbursable servicing advances in respect of the collateral under certain circumstances.

Events of Default and Amortization Events

The Notes are subject to events of default that generally are customary in nature for rated net lease mortgage securitizations of this type, including (a) the non-payment of interest or principal, (b) material violations of covenants, (c) material breaches of representations and warranties and (d) certain bankruptcy events.  The Notes are subject to early amortization events that generally are customary in nature for rated net lease mortgage securitizations of this type, including (i) the average cashflow coverage ratio falling below certain levels, (ii) the occurrence of an event of default and (iii) the failure by the Issuers to repay any class of notes in full prior to the anticipated repayment date for such class of notes.  The occurrence of an early amortization event or an event of default could result in the early amortization of the Notes and the occurrence of an event of default could, in certain instances, result in the liquidation of the collateral securing the Notes.

The foregoing description in this Item 1.01 is only a summary of certain provisions of the transaction described above and is qualified in its entirety by the terms of the Indenture, the Indenture Supplement and the Property Management Agreement.  The Fifth Amended and Restated Master Indenture, dated as of October 18, 2016, is attached to this Report as Exhibit 4.1.  The Series 2016-1 Indenture Supplement dated as of October 18, 2016, is attached to this Report as Exhibit 4.2.  The Joinder to the Fourth Amended and Restated Property Management and Servicing Agreement, dated as of October 18, 2016, is attached hereto as Exhibit 10.1.  Each of the foregoing documents is incorporated herein by reference.

Use of Proceeds

The Company will use the proceeds from the sale of the Class A-1 (2016) Notes to repay debt (including borrowings under its revolving credit facility), to fund acquisition activity and for general corporate purposes.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is hereby incorporated by reference to this Item 2.03 as if fully set forth herein.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

4.1

Fifth Amended and Restated Master Indenture dated as of October 18, 2016, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV,  LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, and STORE Master Funding VII, LLC each a Delaware limited liability company, collectively as issuers, and Citibank, N.A., as indenture trustee, relating to Net-Lease Mortgage Notes

4.2

Series 2016-1 Indenture Supplement dated as of October 18, 2016, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC STORE Master Funding VI, LLC, and STORE Master Funding VII, LLC, each a Delaware limited liability company, and Citibank, N.A., as indenture trustee

10.1

Joinder to the Fourth Amended and Restated Property Management and Servicing Agreement dated as of October 18, 2016, among STORE Master Funding VII, LLC, a Delaware limited liability company, as a new issuer, STORE Capital Corporation, a Maryland corporation, as property manager and special servicer, and Midland Loan Services, Inc., a Delaware corporation, as back-up manager and Citibank, N.A., as indenture trustee

99.1	Press release dated October 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital Corporation

Dated: October 20, 2016
	By:	/s/Michael T. Bennett
Michael T. Bennett
Executive Vice President-General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.1

Fifth Amended and Restated Master Indenture dated as of October 18, 2016, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV,  LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC, and STORE Master Funding VII, LLC each a Delaware limited liability company, collectively as issuers, and Citibank, N.A., as indenture trustee, relating to Net-Lease Mortgage Notes

4.2

Series 2016-1 Indenture Supplement dated as of October 18, 2016, among STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC STORE Master Funding VI, LLC, and STORE Master Funding VII, LLC, each a Delaware limited liability company, and Citibank, N.A., as indenture trustee

10.1

Joinder to the Fourth Amended and Restated Property Management and Servicing Agreement dated as of October 18, 2016, among STORE Master Funding VII, LLC, a Delaware limited liability company, as a new issuer, STORE Capital Corporation, a Maryland corporation, as property manager and special servicer, and Midland Loan Services, Inc., a Delaware corporation, as back-up manager and Citibank, N.A., as indenture trustee

99.1	Press release dated October 19, 2016